UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 11, 2005


                               PLIANT CORPORATION
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


          UTAH                         333-40067                87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
      of incorporation)                                   Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                ------------------------------------------------
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE.

     As previously announced, we will hold a conference call to discuss our operating results for the quarter ended March 31, 2005 and to answer questions about the business. The call will take place at 2:00 p.m. Eastern Standard Time on Wednesday, May 11, 2005. Our press release containing information on how to access the conference call is set forth as Exhibit 99.1 to this Report.

     As part of the conference call, Harold Bevis, President and Chief Executive Officer of Pliant, will read from the earnings release to Pliant's customers, investors and employees regarding the company's first quarter earnings. This earnings release is set forth as Exhibit 99.2 to this Report.

     In addition to the financial results to be reported in our Form 10-Q, during the conference call and in the earnings release, our management will discuss certain financial information related to the first quarter of 2005, including certain quarterly segment profit amounts. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is included on Exhibit 99.3 to this Report.

     The furnishing of the attached earnings release is not an admission as to the materiality of any of the information set forth therein.

     The information in this Item 7.01 of Form 8-K (including Exhibit 99.2) is "furnished" and not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(c)  The following items are included as Exhibits to this report

99.1      Press Release dated April 12, 2005.

99.2      Earnings Release dated May 11, 2005.

99.3 Pliant Corporation Loss from Continuing Operations Before Income Taxes and Segment Profit Reconciliation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLIANT CORPORATION


Date: May 11, 2005                   By:  /s/ Harold C. Bevis
                                        ---------------------------------------
                                        Harold C. Bevis
                                        President, Chief Executive Officer, and
                                        Acting Chief Financial Officer